UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LORDSTOWN MOTORS CORP.

(Name of Registrant as Specified in its Charter)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 19, 2021
Dear Lordstown Motors Corp. Stockholders:
We are pleased to inform you that our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) will be held on Thursday, August 19, 2021, at 12:00 Eastern Time. The 2021 Annual Meeting will be completely virtual and conducted via live audio webcast because of the public health impact of the COVID-19 pandemic to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the 2021 Annual Meeting by first registering at www.viewproxy.com/lordstownmotors/2021. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. The agenda of the 2021 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:
Agenda Item	Board Vote Recommendation
1. A proposal to elect two Class I directors to serve for a term of three years or until their respective successors are duly elected and qualified (“Proposal One”).	“FOR”
2. A proposal to ratify the appointment of KPMG LLP (“KPMG”) as Lordstown Motors Corp.’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal Two”).	“FOR”
3. Any other business as may properly come before the 2021 Annual Meeting.
All stockholders of record as of the close of business on July 1, 2021 are cordially invited to attend the 2021 Annual Meeting virtually. Please read this proxy statement carefully to ensure that you have proper evidence of stock ownership as of July 1, 2021. To attend the 2021 Annual Meeting, you must have your control number that is shown on your Notice of Internet Availability (the “Notice of Internet Availability”) or your proxy card.
Your vote is very important. Whether or not you plan to attend the 2021 Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2021 Annual Meeting and Procedural Matters.”
Thank you for your ongoing support of Lordstown Motors Corp.
Angela Strand

PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

LORDSTOWN MOTORS CORP.
2300 Hallock Young Road
Lordstown, Ohio 44481
PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 19, 2021
The proxy statement and annual report are available at http://www.viewproxy.com/lordstownmotors/2021.
In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, Lordstown Motors Corp. (the “Company,” “Lordstown,” “we,” “us” or “our”) is providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our annual meeting and our costs.
Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of proxy materials has been mailed to you on or about July 8, 2021. Stockholders of record as of the close of business on July 1, 2021 may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.
If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.
Please refer to the question entitled “What is the difference between holding shares as a stockholder of record or as a beneficial owner?” below for important details regarding different forms of stock ownership.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING AND PROCEDURAL
MATTERS
Q:
Why am I receiving these proxy materials?

A:
The Board of Directors (the “Board”) of the Company has made available on the Internet or is providing to you in printed form these proxy materials. We do this in order to solicit voting proxies for use at Lordstown’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), to be held virtually via the Internet on Thursday, August 19, 2021, at 12:00, Eastern Time, and at any adjournment or postponement thereof. The link to the Internet site will be provided upon first registering at www.viewproxy.com/lordstownmotors/2021. If you are a stockholder of record and you submit your proxy to us, you direct certain of our officers to vote your Class A common stock (“Common Stock”) in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being made available or distributed to you on or about July 8, 2021. As a stockholder, you are invited to virtually attend the 2021 Annual Meeting and we request that you vote on the proposals described in this proxy statement.

Q:
Can I attend the 2021 Annual Meeting?

A:
The 2021 Annual Meeting will be completely virtual and conducted via live audio webcast because of the public health impact of the COVID-19 pandemic to enable our stockholders to participate from any location around the world that is convenient to them. You may virtually attend the 2021 Annual Meeting if, on July 1, 2021 (the “Record Date”), you were a stockholder of record or a beneficial owner. If you are a stockholder of record or a beneficial owner as of the Record Date, you will be able to attend the 2021 Annual Meeting by first registering at www.viewproxy.com/lordstownmotors/2021. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual annual meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly. We also believe that the online tools we have selected will be beneficial for stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the 2021 Annual Meeting so they can ask questions of the Board or the Company’s management. During the live Q&A session of the 2021 Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the 2021 Annual Meeting, as time permits.
Both stockholders of record and street name stockholders will be able to attend the 2021 Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the 2021 Annual Meeting.
If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability or proxy card.
If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the 2021 Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2021 Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/lordstownmotors/2021. On the day of the 2021 Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Technical Difficulties
There will be technicians ready to assist you with any technical difficulties you may have accessing the 2021 Annual Meeting live audio webcast. Please be sure to check in by 11:45 a.m. Eastern Time on August 19, 2021, the day of the meeting, so that any technical difficulties may be addressed before the 2021 Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please e-mail VirtualMeeting@viewproxy.com or call 866-612-8937.
Q:
Who is entitled to vote at the 2021 Annual Meeting?

A:
You may vote your shares of Common Stock if you owned your shares at the close of business on the Record Date. You may cast one vote for each share of Common Stock held by you as of the Record Date on all matters presented. See the questions entitled “How can I vote my shares during the 2021 Annual Meeting?” and “How can I vote my shares without attending the 2021 Annual Meeting?” below for additional details.

Q:
What is the difference between holding shares as a stockholder of record or as a beneficial owner?

A:
You are the “stockholder of record” of any shares that are registered directly in your name with Lordstown’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”). We have sent the Notice of Internet Availability directly to you if you are a stockholder of record. As a stockholder of record, you may grant your voting proxy directly to Lordstown or to a third party. You are the “beneficial owner” of any shares (which are considered to be held in “street name”) that are held on your behalf by a brokerage account or by a bank or another intermediary that is the stockholder of record for those shares. If you are a beneficial owner, you did not receive the Notice of Internet Availability directly from Lordstown, but your broker, bank or other intermediary forwarded you a notice together with voting instructions for directing that organization how to vote your shares. If you are a beneficial owner, then you also may virtually attend the 2021 Annual Meeting, but because a beneficial owner is not a stockholder of record, you may not vote during the 2021 Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the 2021 Annual Meeting.

Q:
How can I vote my shares during the 2021 Annual Meeting?

A:
If you are stockholder of record as of the Record Date, you will be able to attend the 2021 Annual Meeting by first registering at www.viewproxy.com/lordstownmotors/2021. Stockholders of record as of the Record Date will receive a meeting invitation by e-mail with their unique join link along with a password prior to the meeting date. Stockholders of record as of the Record Date will be able to use the link they receive via email and their virtual control number on their Notice of Internet Availability or proxy card to vote during the 2021 Annual Meeting. Beneficial owners as of the Record Date may vote during the 2021 Annual Meeting only if they obtain a “legal proxy” from the broker, bank or other intermediary that holds their shares, giving them the right to vote. Such beneficial owners will then be assigned a virtual control number and will be provided a link to vote during the 2021 Annual Meeting after registering at www.viewproxy.com/lordstownmotors/2021. Even if you plan to virtually attend the 2021 Annual Meeting, we recommend that you also direct the voting of your shares as described below in the question entitled “How can I vote my shares without attending the 2021 Annual Meeting?” so that your vote will be counted if you later decide not to virtually attend the 2021 Annual Meeting.

Q:
How can I vote my shares without attending the 2021 Annual Meeting?

A:
Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the 2021 Annual Meeting, by the following means:

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By Internet — Stockholders of record with Internet access may submit proxies by following the voting instructions on the Notice of Internet Availability until 11:59 pm Eastern Time on August 18, 2021. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank or other intermediary for Internet voting availability.

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By telephone — Stockholders of record may request a paper proxy card from Lordstown by following the procedures in the Notice of Internet Availability, and can submit proxies by following the applicable “Phone” instructions on the proxy card. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank or other intermediary for telephone voting availability.

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By mail — Stockholders of record may receive a proxy card from Lordstown by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.

Q:
How many shares must be present or represented to conduct business at the 2021 Annual Meeting?

A:
The stockholders of record of a majority of the shares entitled to vote at the 2021 Annual Meeting must either (1) be present at the 2021 Annual Meeting or (2) have properly submitted a proxy in order to constitute a quorum at the 2021 Annual Meeting. Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present, and therefore are included for the purposes of determining whether a quorum is present at the 2021 Annual Meeting. A broker “non-vote” occurs when an organization that is the stockholder of record that holds shares for a beneficial owner, and which is otherwise counted as present or represented by proxy, does not vote on a particular proposal because that organization does not have discretionary voting power under applicable regulations to vote on that item and has not received specific voting instructions from the beneficial owner.

Q:
What proposals will be voted on at the 2021 Annual Meeting?

A:
The proposals (the “Proposals”) scheduled to be voted on at the 2021 Annual Meeting are:

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A proposal to elect two Class I directors listed in this proxy statement to serve for a term of three years or until their respective successors are duly elected and qualified (Proposal One);

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A proposal to ratify the appointment of KPMG as Lordstown’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two); and

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Any other business as may properly come before the 2021 Annual Meeting.

Q: What is the voting requirement to approve each of the proposals?
A:
Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal One – Elect two Class I directors	Plurality of the votes cast by the stockholders present or represented by proxy at the 2021 Annual Meeting	No
Proposal Two – Ratify the appointment of independent registered public accounting firm	Majority of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2021 Annual Meeting	Yes

Q:
How are votes counted?

A:
All shares entitled to vote and that are timely voted will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the 2021 Annual Meeting will be voted at the 2021 Annual Meeting as indicated in such proxies. You may vote “FOR” or “WITHHELD” on each of the directors up for re-election under Proposal One. With respect to the election of directors,

Lordstown’s amended and restated bylaws (“Bylaws”) provide that the plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote is required to elect a director. Therefore, the nominees that receive the highest number of affirmative “FOR” votes will be elected as directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two. Abstentions with respect to Proposal Two will have the same effect as a vote against Proposal Two. Consequently, Proposal Two will be ratified only if the number of shares voted “FOR” Proposal Two exceeds the total number of shares voted “AGAINST” or to “ABSTAIN” with respect to Proposal Two.
Q:
What is the effect of not casting a vote or if I submit a proxy but do not specify how my shares are to be voted?

A:
If you are the stockholder of record and you do not vote by proxy card, by telephone, via the Internet or during the 2021 Annual Meeting, your shares will not be voted at the 2021 Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your shares will be voted in accordance with the recommendation of the Board. If you are a beneficial owner and you do not provide the organization that is the stockholder of record for your shares with voting instructions, the organization will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters such as Proposal Two but do not have discretion to vote on non-routine matters such as the election of directors (Proposal One). Therefore, if you do not provide voting instructions to that organization, it may vote your shares only on Proposal Two and any other routine matters properly presented for a vote at the 2021 Annual Meeting.

Q:
What is the effect of a broker “non-vote”?

A:
An organization that holds shares of Lordstown’s Common Stock for a beneficial owner will have the discretion to vote on routine proposals if it has not received voting instructions from the beneficial owner. A broker “non-vote” occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the beneficial owner and does not have the discretion to vote the shares. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the 2021 Annual Meeting, but will not have any effect on the outcomes of the Proposals.

Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote your shares:

•
“FOR” the two nominees for elections as Class I directors (Proposal One); and

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“FOR” the ratification of the appointment of KPMG as Lordstown’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Two).

Q:
Can I change my vote?

A:
If you are a stockholder of record, you may change your vote (1) by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the voting methods described above in the question entitled “How can I vote my shares without attending the 2021 Annual Meeting?,” (2) by providing a written notice of revocation to Alliance Advisors, 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003, Attention: Alyson Osenenko, with a copy sent by e-mail to requests@viewproxy.com, prior to your shares being voted, or (3) by voting during the 2021 Annual Meeting, which will supersede any proxy previously submitted by you. However, merely attending the meeting will not cause your previously granted proxy to be revoked unless you specifically request it.

If you are a beneficial owner of shares held in street name, you may generally change your vote by (1) submitting new voting instructions to your broker, bank or other intermediary or (2) if you have obtained a “legal proxy” from the organization that holds your shares giving you the right to vote your shares, by voting during the 2021 Annual Meeting. However, please consult that organization for any specific rules it may have regarding your ability to change your voting instructions.

Q:
What should I do if I receive more than one Notice of Internet Availability, notice from my broker, bank or other intermediary, or set of proxy materials?

A:
You may receive more than one Notice of Internet Availability, notice from your broker, bank or other intermediary, or set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you are a beneficial owner with shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability or proxy card. Please complete, sign, date and return each Lordstown proxy card or voting instruction card that you receive, and/or follow the voting instructions on each Notice of Internet Availability or other notice you receive, to ensure that all your shares are voted.

Q:
Where can I find the voting results of the 2021 Annual Meeting?

A:
We will publish final voting results in our Current Report on Form 8-K, which will be filed with the SEC and made available on its website at www.sec.gov within four business days of the 2021 Annual Meeting.

Q:
Who will bear the cost of soliciting votes for the 2021 Annual Meeting?

A:
We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

Q:
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including recommendations of director candidates, for consideration at future stockholder meetings.

For inclusion in Lordstown’s proxy materials — Stockholders may present proper proposals for inclusion in Lordstown’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing in a timely manner to:
Lordstown Motors Corp.
2300 Hallock Young Road
Lordstown, OH 44481
Attention: Legal Department
with a copy sent by e-mail to legal@lordstownmotors.com.
Any correspondence that is not addressed precisely in accordance with the foregoing, including any correspondence directed to a specific individual, may not be received timely or at all, and we strongly recommend that you also send such correspondence by e-mail and verify that you receive a confirmation of receipt from Lordstown.
In order to be included in the proxy statement for the 2022 annual meeting of stockholders (the “2022 Annual Meeting”), stockholder proposals must be received in accordance with the above instructions between April 21, 2022 and May 21, 2022, so long as the 2022 Annual Meeting is not more than 30 days before or more than 60 days after August 19, 2022. Further, all such stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
To be brought at annual meeting — In addition, you can find in Lordstown’s Bylaws an advance notice procedure for stockholders who wish to present certain matters, including nominations for the election of directors, at an annual meeting of stockholders without inclusion in Lordstown’s proxy materials.

In general, Lordstown’s Bylaws provide that the Board will determine the business to be conducted at an annual meeting, including nominations for the election of directors, as specified in the Board’s notice of meeting or as properly brought at the meeting by the Board. However, a stockholder may also present at an annual meeting any business, including nominations for the election of directors, specified in a written notice properly delivered within the Notice Period (as defined below), if the stockholder held shares at the time of the notice and the record date for the meeting. Such notice should be delivered to Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, OH 44481 Attention: Legal Department, with a copy sent by e-mail to legal@lordstownmotors.com. The notice must contain specified information about the proposed business or nominees and about the proponent stockholder. If a stockholder who has delivered such a notice does not appear to present his or her proposal at the meeting, Lordstown will not be required to present the proposal for a vote.
To be timely, stockholder’s notice must be received by Lordstown at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company (the “Notice Period”). The Notice Period for the 2022 Annual Meeting will be from April 21, 2022 to May 21, 2022, so long as the 2022 Annual Meeting is not more than 30 days before or more than 60 days after August 19, 2022.
This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our Bylaws. You can obtain a copy of the relevant bylaw provisions by writing to Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, OH 44481 Attention: Legal Department or to legal@lordstownmotors.com via email, or by accessing Lordstown’s filings on the SEC’s website at www.sec.gov.
All notices of proposals by stockholders, whether or not requested for inclusion in Lordstown’s proxy materials, must be addressed precisely as prescribed in this section to be received timely or at all. We strongly recommend that you also send such correspondence by e-mail and verify that you receive a confirmation of receipt from Lordstown.
Q:
How may I obtain a separate copy of the Notice of Internet Availability or the proxy materials?

A:
If you are a stockholder of record and share an address with another stockholder of record, each stockholder may not receive a separate copy of the Notice of Internet Availability or proxy materials. Stockholders may request to receive separate or additional copies of the Notice of Internet Availability or proxy materials by e-mailing requests@viewproxy.com or by calling 877-777-2857 TOLL FREE. Upon such request, we will deliver a separate copy of the Notice of Internet Availability or proxy materials, to any stockholder at a shared address to which we delivered a single copy of any of these materials. Stockholders who share an address and receive multiple copies of the Notice of Internet Availability or proxy materials can also request to receive a single copy by following the instructions above.

Q:
Who can help answer my questions?

A:
Please contact Investor Relations by e-mailing ir@lordstownmotors.com.

PROPOSAL ONE
PROPOSAL FOR ELECTION OF DIRECTORS
General
As previously disclosed, effective June 13, 2021, Stephen S. Burns resigned as Chief Executive Officer and Chairman of the Board. Subsequently, the Board reduced the size of the Board from nine to eight members. Our Bylaws permit the Board to establish by resolution the authorized number of directors, and eight directors are currently authorized. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. Lordstown’s Board currently consists of eight members who are divided into three classes with staggered terms. However, the Board has determined to further reduce the size of the Board to seven members. In connection with such decision, the Board has not nominated Mick Kowitz for reelection. Mr. Kowitz’s service as a director will end as of the 2021 Annual Meeting, at which time the size of the Board will be reduced to seven.
Nominees for Class I Directors
Two candidates have been nominated for election as Class I directors at the 2021 Annual Meeting for a three-year term. Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Jane Reiss and Dale Spencer for re-election as Class I directors. The names of the proposed director nominees, their respective ages, and other biographical information as of June 13, 2021, are set forth below. A discussion of the qualifications, attributes and skills of each nominee that led the Board and the Nominating and Corporate Governance Committee to the conclusion that he or she should continue to serve as a director follows each nominee’s biography.
Name	Age	Length of Service as Director	Position with the Company
Jane Reiss	60	Since 2020	Director and Audit Committee Member
Dale Spencer	63	Since 2020	Director and Compensation Committee Member
Jane Reiss.   Ms. Reiss has served as our director since October 2020. Ms. Reiss served as a director of Legacy Lordstown (defined below) from February 2020 until October 2020. Since April 2020, Ms. Reiss has been a Partner of the Brunswick Group, a communications consulting firm, and the Managing Partner North America for MerchantCantos, a subsidiary of the Brunswick Group. Ms. Reiss is a leading member of New York City’s advertising and marketing industry. Recently, Ms. Reiss served as Chief Marketing Officer and Chief Brand Experience Officer of Grey, one of the world’s largest global advertising networks. Prior to joining Grey, Ms. Reiss worked with a variety of international companies while serving as the Chief Marketing Officer of NYC & Company, the official marketing, tourism and partnership organization for the City of New York under the leadership of Mayor Mike Bloomberg. Before joining NYC & Company, Ms. Reiss served as Managing Director & Partner at Margeotes Fertitta, where she specialized in leading retail-driven businesses. Ms. Reiss is well qualified to serve as a director due to her extensive marketing experience and varied experience in the public and private sector.
Dale Spencer.   Mr. Spencer has served as our director since October 2020. Mr. Spencer served as a director of Legacy Lordstown (defined below) from February 2020 until October 2020. Mr. Spencer is the former Vice President of Automotive Maintenance and Engineering at United Parcel Service (“UPS”). As Vice President, Mr. Spencer led one of the largest and most dynamic fleets in North America with responsibilities for fleet duty cycles, maintenance and innovation. Mr. Spencer formerly served as a technical advisor on the board of directors of the North American Council for Freight Efficiency. He also serves as a consultant with multiple companies throughout the automotive industry. Mr. Spencer is well qualified to serve as a director due to his extensive experience with fleet operators and consulting experience through the automotive industry.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Ms. Reiss and Mr. Spencer. Each of Ms. Reiss and Mr. Spencer has accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the 2021 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill such vacancy.
The Board recommends a vote FOR the election of Jane Reiss and Dale Spencer.
Information Regarding the Board
Background and Qualifications
The names of the members of the Board that are not up for re-election, their respective ages, their positions with Lordstown and other biographical information as of June 13, 2021, are set forth below.
Name	Age	Position with the Company
Angela Strand	52	Executive Chair
David T. Hamamoto	61	Director, Chairman of the Nominating and Corporate Governance Committee
Keith Feldman	45	Director, Chairman of the Audit Committee
Michael Gates	60	Director, Nominating and Corporate Governance Committee Member
Martin J. Rucidlo	64	Director, Audit Committee Member
Mick Kowitz	54	Director, Compensation Committee Member
Angela Strand.   Ms. Strand has served as our director since October 2020 and Executive Chair since June 2021. Ms. Strand served as our lead independent director from April 2021 to June 2021. Ms. Strand has also served as a director of Nuvve Holdings Corp. (NASDAQ: NVVE) since March 2021. Ms. Strand serves as the chairperson of the compensation committee and as a member of the nominating and corporate governance committee of Nuvve Holdings Corp. From March 2016 to March 2020, Ms. Strand served as a director of Integrity Applications (“Integrity”). During her time at Integrity, Ms. Strand served as Vice Chairperson of the board of directors, as chairperson of the nominating and corporate governance and compensation committees and as a member of the audit committee. Ms. Strand was a founder and senior executive of Chanje, a joint venture between Smith Electric Vehicles and FDG Electric Vehicles Ltd. (HK: 729HK) from 2016 to 2017, and a founder of In-Charge, an electric vehicle infrastructure solutions provider. Ms. Strand is also a named inventor with seven issued patents. From 2017 to 2018, Ms. Strand served as Vice President of Workhorse Group Inc.; from 2011 to 2015, Ms. Strand served as the chief marketing officer and head of business development and government affairs for Smith Electric Vehicles. Ms. Strand has also served in various executive roles at medical device, biotech and digital health firms including Proteus Digital Health (acquired by Otsuka Pharmaceutical); Aerogen (acquired by Nektar Therapeutics, NASDAQ: NKTR), Novacept (acquired by Cytyc, NASDAQ: CYTC, now NASDAQ: HOLX) and FemRx (acquired by Johnson & Johnson, NYSE: JNJ). Currently, Ms. Strand is an advisor for various companies and serves as the Founder/Managing Director of Strand Strategy. She is well qualified to serve as a director due to her board experience and her experience in the electric vehicle industry.
David T. Hamamoto.   Mr. Hamamoto served as DiamondPeak’s (defined below) Chairman and Chief Executive Officer since inception in November 2018 until October 2020 and continues to serve as our director. He is the Founder of DiamondHead Partners, LLC (as defined below), which he established in 2017. Mr. Hamamoto has served as the Chief Executive Officer and a Director for DiamondHead Holdings Corp. since January 2021. Previously, he served as Executive Vice Chairman of Colony NorthStar (now Colony Capital, Inc. (NYSE: CLNY)), a real estate and investment management firm, from January 2017 through January 2018. The NorthStar companies, which he founded, were sold to Colony Capital in January 2017. Prior to the sale, Mr. Hamamoto was Executive Chairman of NorthStar Asset Management Group (NYSE: NSAM) (“NSAM”) since 2015, having previously served as its Chairman and Chief Executive Officer from 2014 until 2015. Mr. Hamamoto was the Chairman of the board of directors of NorthStar Realty Finance Corp. (NYSE: NRF) (“NRF”), a real estate investment trust, from 2007 to January 2017 and served as one of its directors from 2003 to January 2017. Mr. Hamamoto previously served as NRF’s Chief Executive Officer from 2004 until 2015 and President from 2004 until 2011. Mr. Hamamoto was Chairman of the board of directors of NorthStar Realty Europe Corp. from 2015 to January 2017. In 1997,

Mr. Hamamoto co-founded NorthStar Capital Investment Corp., the predecessor to NorthStar Realty Finance, for which he served as Co-Chief Executive Officer until 2004. Prior to NorthStar, Mr. Hamamoto was a partner and co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. He is well qualified to serve as a director due to his experience as a public company chairman, CEO and director and due to his extensive investment and operational experience.
Keith Feldman.   Mr. Feldman has served as our director since October 2020. Mr. Feldman has served as the Chief Financial Officer and a Director for DiamondHead Holdings Corp. since January 2021. Mr. Feldman served as the Chief Financial Officer and Treasurer of NorthStar Realty Europe Corp. (NYSE: NRE), an NYSE listed REIT focused on European commercial real estate properties from May 2017, through the acquisition by AXA Investment Managers- Real Assets, in September 2019. Mr. Feldman served as a managing director of Colony Capital, Inc., from January 2017 to October 2019 and served as a managing director of NorthStar Asset Management Group Inc., a predecessor company of Colony Capital, Inc. from July 2014 to January 2017, as a managing director of NorthStar Realty Finance Corp. from January 2014 to July 2014 and as a director of NorthStar Realty Finance Corp. from January 2012 to December 2013. In each of these roles, Mr. Feldman’s responsibilities included capital markets, corporate finance, and investor relations. Earlier in his career, Mr. Feldman held various financial positions at NorthStar Realty Finance Corp., Goldman Sachs, J.P. Morgan Chase and KPMG LLP. Mr. Feldman is a CFA charterholder and a CPA. He is well qualified to serve as a director due to his experience with the operations and management, financial reporting and auditing of public companies in addition to operational expertise.
Michael Gates.   Mr. Gates has served as our director since October 2020. Mr. Gates has served as the founder and owner of Gridiron Development, a real estate construction and development firm in Mason, Ohio, since January 1994. Mr. Gates also previously founded and served as President of Broome Paving from January 1988 to January 1998, and as V.P. of Sales of Performance Site from January 1998 to January 2004. Mr. Gates is well qualified to serve as a director due to his experience founding, building and managing businesses in real estate, construction and development.
Martin J. Rucidlo.   Mr. Rucidlo has served as our director since October 2020. Mr. Rucidlo has served as Xerion Advanced Battery Corp.’s (“Xerion”) EVP of Operations since December 2017. Prior to joining Xerion, Mr. Rucidlo worked at Workhorse Group from 2010 to 2017, serving as VP of Manufacturing and later, as President. Mr. Rucidlo also has extensive experience in technical sales and marketing management. From 1996 to 2010, Mr. Rucidlo has worked in sales and marketing management at the vice president or director level for start-ups and mid-sized corporations. He is well qualified to serve as a director due to his experience in manufacturing, including in the automotive industry.
Mick Kowitz.   Mr. Kowitz has served as our director since October 2020. Mr. Kowitz’s service on the Board will end as of the 2021 Annual Meeting. Mr. Kowitz has served as the President and Chief Executive Officer of ClinMunications LLC, a leading artificial intelligence communications provider serving the largest hospitals, since November 2017. Prior to that, Mr. Kowitz was the Chief Technology Officer and a director of ClinGenuity LLC, a company that developed automation solutions for clinical trial reporting. Mr. Kowitz has over 30 years of experience in software development and innovation of new technologies related to artificial intelligence, speech recognition, natural language processing and engineering experience. Mr. Kowitz has served as a board of director on several companies and has founded and co-founded several companies that were successfully sold to private equity groups or become public companies for over $500.0 million. Mr. Kowitz is well qualified to serve as a director due to his experience in software development and innovation of new technologies.

PROPOSAL TWO
PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee has selected KPMG as Lordstown’s independent registered public accounting firm to audit the consolidated financial statements of Lordstown for the fiscal year ending December 31, 2021, which will include an audit of the effectiveness of Lordstown’s internal control over financial reporting. On October 23, 2020, the Audit Committee approved the engagement of KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020. Accordingly, WithumSmith+Brown, PC (“Withum”), our independent registered public accounting firm prior to the Business Combination (defined below), was informed on October 23, 2020 that it would be replaced by KPMG as our independent registered public accounting firm following completion of its review of the quarter ended September 30, 2020, which consisted only of the accounts of the pre-merger special purpose acquisition company.
The financial statements as of December 31, 2019, and for the period beginning April 30, 2019 and ended December 31, 2019, of Legacy Lordstown (defined below) that were included in certain of our filings with the SEC during 2020 were audited by Clark, Schaefer, Hackett & Co. (“CSHC”), an independent registered public accounting firm.
A representative of KPMG is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of our independent registered public accounting firm is a matter of good corporate practice. In the event that this selection is not ratified by the affirmative vote of a majority of the shares cast during the meeting or by proxy by stockholders entitled to vote at the meeting, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Lordstown and our stockholders.
Principal Accounting Fees and Services
The following is a summary of the fees billed to us by each of KPMG, Withum and CSHC for professional services rendered for fiscal years ended December 31, 2020 and the period beginning April 30, 2019 and ended December 31, 2019.
KPMG
FEE CATEGORY	2020	2019
Audit Fees	$950,158	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$92,825	—
Total Fees	$1,042,983	$—
Audit Fees.   The aggregate audit fees (inclusive of out-of-pocket expenses) billed by KPMG were for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 8-K/A dated November 16, 2020, and for services that are normally provided by the independent registered certified public accountants in connection with such filings, including amendments, or engagements for the fiscal year ended December 31, 2020.

WITHUM
FEE CATEGORY	2020	2019
Audit Fees	$67,465	$67,465
Audit-Related Fees	—	—
Tax Fees	—	3,000
All Other Fees	—	—
Total Fees	$67,465	$70,465
Audit Fees.   The aggregate audit fees (inclusive of out-of-pocket expenses) billed by Withum were for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by the independent registered certified public accountants in connection with such filings, including amendments, or engagements for the fiscal years ended December 31, 2020 and December 31, 2019 (with respect to our predecessor, DiamondPeak).
Tax Fees.   The aggregate tax fees (inclusive of out-of-pocket expenses) billed by Withum were for professional services for tax compliance, for the fiscal year ended December 31, 2019 (with respect to our predecessor, DiamondPeak).
CSHC
FEE CATEGORY	2020	2019
Audit Fees	$—	$82,000
Audit-Related Fees	—	—
Tax Fees	—	7,000
All Other Fees	—	—
Total Fees	$—	$89,000
Audit Fees.   The aggregate audit fees (inclusive of out-of-pocket expenses) billed by CSHC were for professional services rendered for the period beginning April 30, 2019 and ended December 31, 2019.
Tax Fees.   The aggregate tax fees (inclusive of out-of-pocket expenses) billed by CSHC were for professional services for tax compliance, tax advice and tax planning the period beginning April 30, 2019 and ended December 31, 2019.
Pre-Approval of Audit and Non-Audit Services
The Audit Committee has established a policy to review and approve the engagement of our independent auditors to perform audit services and any permissible non-audit services.
The Board recommends a vote FOR the ratification of the appointment of KPMG as Lordstown’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

CORPORATE GOVERANCE
Code of Ethics and Corporate Governance Guidelines
The Board sets high standards for Lordstown’s workforce, officers and directors. Lordstown is committed to establishing an operating framework that exercises appropriate oversight of responsibilities at all levels throughout the Company and managing its affairs in a manner consistent with rigorous principles of business ethics. Accordingly, Lordstown has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to Lordstown’s directors, officers and employees. Lordstown has also adopted Corporate Governance Guidelines, which, in conjunction with our second amended and restated certificate of incorporation (“Charter”), Bylaws, and charters of the standing committees of the Board, form the framework for Lordstown’s corporate governance. The Code of Ethics, Corporate Governance Guidelines, and the committee charters are each available on Lordstown’s website at: https://investor.Lordstownmotors.com/corporate-governance/governance-overview. Lordstown will disclose on its website any amendment to the Code of Ethics, as well as any waivers of the Code of Ethics, that are required to be disclosed by the rules of the SEC or The NASDAQ Stock Market LLC (“NASDAQ”).
Director Independence
The Board believes in having a majority of independent directors on the Board. As such, a majority of the directors are “independent directors” as defined under the NASDAQ Stock Market, Inc. Marketplace Rules (the “NASDAQ Rules”). The Nominating and Corporate Governance Committee is responsible for evaluating the independence of directors and director nominees against the independence requirements under the NASDAQ Rules and regulations promulgated by the SEC and makes recommendations to the Board as to the independence of directors and nominees. The Board has determined that each of the directors qualify as independent directors under the NASDAQ Rules, except for Ms. Strand while she serves as Executive Chair.
Board Leadership Structure
Chairman of the Board and Lead Independent Director
Our Corporate Governance Guidelines currently provide that our Board leadership structure consists of a Chairman of the Board and a CEO both appointed by the Board. These positions may be filled by one individual or by two different individuals. Currently, we do not have a CEO, and Angela Strand has served as our Executive Chair of the Board since June 13, 2021. Ms. Strand's role as Executive Chair is similar to that of a chief executive officer. Ms. Strand reports to the Board and is the principal executive officer of the Company.
Our Corporate Governance Guidelines state that, if the Chairman of the Board is not an independent director, the Board shall appoint an independent director to serve as the Board’s Lead Independent Director. Ms. Strand served as our Lead Independent Director until her appointment as Executive Chair on June 13, 2021. The Board has not appointed a new Lead Independent Director. The primary responsibilities of the Lead Independent Director include presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, serving as a liaison between the Chairman of the Board and the independent directors, reviewing and approving meeting agendas, meeting schedules and information sent to the Board and being available for consultation and direct communication with shareholders, as requested and as appropriate. The Lead Independent Director also has the authority to call meetings of the independent directors of the Board or meetings of the Board.
Committees of the Board
The Board has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which are each further described below. Each of the Board committees is comprised solely of independent directors, and the Board may appoint a chair to each committee.

Audit Committee
Our Audit Committee consists of Mr. Feldman, Ms. Reiss and Mr. Rucidlo. The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of the NASDAQ Rules and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with NASDAQ Rules related to audit committee requirements. In arriving at such determination, the Board examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment. The Audit Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management. Mr. Feldman serves as the chair of the Audit Committee and the Board has determined that Mr. Feldman qualifies as an audit committee financial expert within the meaning of SEC regulations.
During the 2020 fiscal year, the Audit Committee held one meeting. During the 2020 fiscal year, the Audit Committee conducted the majority of its business through written actions.
Both our independent registered public accounting firm and management periodically will meet privately with the Audit Committee.
The functions of this committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing our financial reporting processes and disclosure controls;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures, including the effectiveness of our internal audit function;

•
reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by us;

•
obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•
monitoring the rotation of our independent auditors’ lead audit and concurring partners and the rotation of other audit partners as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on its independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls and critical accounting policies;

•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or other matters;

•
preparing the report that the SEC requires in our annual proxy statement;

•
reviewing and providing oversight of any Related Person Transactions (as defined below) in accordance with our Related Person Transaction Policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our Code of Ethics;

•
reviewing our major financial risk exposures, including the guidelines and policies to govern the processes by which risk assessment and risk management are implemented; and

•
reviewing and evaluating the Audit Committee charter annually and recommending any proposed changes to the Board.

Compensation Committee
During the 2020 fiscal year, our Compensation Committee consisted of Ms. Strand, Mr. Kowitz and Mr. Spencer, and Ms. Strand was the chair of the Compensation Committee. In June 2021, Mr. Spencer joined the Compensation Committee and was appointed as the committee’s chair, replacing Ms. Strand, who no longer is a member of the committee. Mr. Kowitz will no longer be a member of the Board as of the date of the 2021 Annual Meeting. Therefore, Mr. Kowitz will no longer be a member of the Compensation Committee as of the date of the 2021 Annual Meeting. The Board determined that each of the members of the Compensation Committee was, during the time he or she served on the committee, a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NASDAQ Rules. The Compensation Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management.
During the 2020 fiscal year, the Compensation Committee held eleven meetings.
The functions of this committee include, among other things:
•
reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•
reviewing and approving the compensation and other terms of employment of our executive officers;

•
reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

•
reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to non-employee members of the Board;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering equity incentive plans, to the extent such authority is delegated by the Board;

•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, perquisites and any other compensation, and special or supplemental benefits for executive officers;

•
reviewing with management our disclosure under the caption “Compensation Discussion and Analysis” in periodic reports or proxy statements to be filed with the SEC, to the extent such disclosure is included in any such report or proxy statement;

•
preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and

•
reviewing and evaluating the Compensation Committee charter annually and recommending any proposed changes to the Board.

Nominating and Corporate Governance Committee
During the 2020 fiscal year, our Nominating and Corporate Governance Committee consisted of Mr. Hamamoto, Ms. Strand and Mr. Gates. Mr. Hamamoto served as the chair of the Nominating and

Corporate Governance Committee during the 2020 fiscal year and continues to serve in that role. In June 2021, Mr. Spencer joined the Nominating and Corporate Governance Committee replacing Ms. Strand, who no longer is a member of the committee. The Board determined that each of the members of the Nominating and Corporate Governance Committee, during the period he or she served on the committee, satisfied the independence requirements of the NASDAQ Rules. The Nominating and Corporate Governance Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management.
The Nominating and Corporate Governance committee did not have any in-person, telephonic or virtual meetings during the 2020 fiscal year. During the 2020 fiscal year, the Nominating and Corporate Governance committee conducted its business through written actions.
The functions of this committee include, among other things:
•
identifying, reviewing and making recommendations of candidates to serve on the Board;

•
evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;

•
evaluating nominations by stockholders of candidates for election to the Board;

•
evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approval;

•
developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles;

•
reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends; and

•
reviewing periodically the Nominating and Corporate Governance Committee charter, structure and membership requirements and recommending any proposed changes to the Board.

Board Role in Risk Oversight
The Board maintains oversight of Lordstown’s risk management processes. The Compensation Committee periodically evaluates whether there are any risks arising from the Company’s compensation policies for all employees and overall actual compensation practices which are reasonably likely to have a material adverse effect on Lordstown, and recommends to the Board any changes deemed appropriate by such committee. The Audit Committee reviews and discusses with management and the independent auditor the Company’s major enterprise risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s policies with respect to risk assessment and risk management with respect to operational, financial, accounting and tax matters of the Company.
Board Meetings
The Board held three meetings during the 2020 fiscal year. During the 2020 fiscal year, the Board conducted the majority of its business through written actions.
Process and Considerations for Nominating Board Candidates
The Board’s objective is that its membership be composed of a diverse group of experienced and dedicated individuals. The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, recruiting, and recommending qualified candidates to the Board for nomination or election and for filling vacancies occurring between annual meetings of stockholders. Candidates for membership on the Board will be reviewed in the context of the existing membership of the Board, the operating requirements of the Company, and the long-term interests of stockholders. A director’s qualifications in light of these criteria are considered at least each time such director is renominated for Board membership. The Nominating and Corporate Governance Committee may apply several criteria in selecting nominees. At a minimum, the Nominating and Corporate Governance Committee considers:

•
Personal qualities and characteristics, accomplishments and reputation in the business community;

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Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•
Ability and willingness to commit adequate time to Board and committee matters;

•
The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•
Diversity of viewpoints, background, experience and other demographics.

In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm. With regard to any candidates who are properly recommended by stockholders (as described in more detail below) or by other sources, the Nominating and Corporate Governance Committee reviews the qualifications of any such candidate. After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee recommends the director nominees that it has determined to be qualified to the full Board.
It is the policy of the Nominating and Corporate Governance Committee to consider properly submitted recommendations for candidates to the Board from stockholders. Stockholder recommendations for candidates to the Board must be directed in writing to Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, OH 44481, Attention: Legal Department, with a copy sent by e-mail to legal@lordstownmotors.com. To be timely, a stockholder must give notice of his or her recommendation for candidates to the Board within the Notice Period. The Notice Period for the 2022 Annual Meeting will be from April 21, 2022 to May 21, 2022, so long as the 2022 Annual Meeting is not more than 30 days before or more than 60 days after August 19, 2022.
Stockholder recommendations for candidates to the Board must include (i) the candidate’s name, age, and business and residence address, (ii) the candidate’s principal occupation or employment, (iii) the class or series and number of shares of capital stock of Lordstown that are owned beneficially or of record by the candidate, and (iv) any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such recommendations must also include (i) the recommending stockholder’s name and record address as they appear on Lordstown’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of capital stock of Lordstown that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
Attendance at Annual Meetings of Stockholders by the Board
Although Lordstown does not have a formal policy regarding attendance by members of the Board at Lordstown’s annual meetings of stockholders, directors are encouraged to attend.
Stock Transactions
Hedging, Short Sales and Pledging of Shares
Our insider trading policy prohibits our Board members and executive officers from engaging in short sales, buying or selling put options, call options or other derivatives of Lordstown’s securities or engaging in hedging transactions or investing in financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Lordstown’s securities. Our insider trading policy also prohibits our Board members, executive officers, and certain other employees and insiders who may be designated from time to time by Lordstown’s General Counsel from holding Lordstown’s securities in a margin account and from pledging Lordstown’s securities as collateral for a loan.
Stock Ownership by Board and Management
We currently do not impose any stock ownership guidelines on our Board members or executive officers.
Contacting the Board
Any stockholder who desires to contact our non-employee directors regarding appropriate Lordstown business-related comments may do so by writing to Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, OH 44481, Attention: Legal Department, with a copy sent by e-mail to legal@lordstownmotors.com. Our General Counsel, or someone acting in his or her place, receives these communications unfiltered by Lordstown, forwards communications to the appropriate committee of the Board or non-employee director, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to ir@lordstownmotors.com.

EXECUTIVE OFFICERS
For the year ended December 31, 2020, our named executive officers (“Named Executive Officers” or “NEOs”) were:
•
Stephen S. Burns, Chief Executive Officer;

•
Phil Richard Schmidt, President; and

•
Thomas V. Canepa, General Counsel & Corporate Secretary

The names of our NEOs, their ages, their positions with Lordstown and other biographical information as of June 13, 2021, are set forth below.
Name	Age	Position
Executive Officers
Stephen S. Burns	61	Former Chairman of the Board and Former Chief Executive Officer
Rich Schmidt	54	President
Thomas V. Canepa	61	General Counsel and Corporate Secretary
Stephen S. Burns.   Mr. Burns served as our Chairman of the Board and Chief Executive Officer from October 2020 through June 13, 2021. Mr. Burns was Legacy Lordstown’s (defined below) founder and served as a director on its board of directors and as its Chief Executive Officer from inception through June 13, 2021. Mr. Burns is the founder and former Chief Executive Officer of Workhorse Group. Mr. Burns was appointed as Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Workhorse Group on December 28, 2009 and left Workhorse Group in February 2019. Prior to Workhorse Group, Mr. Burns founded several start-up mobile technology services businesses.
Rich Schmidt.   Mr. Schmidt has served as our President since November 2020. Mr. Schmidt served as Legacy Lordstown’s (defined below) Chief Production Officer from October 2019 until October 2020. He has over 30 years of automotive industry expertise, including experiences at Toyota and Nissan as a Manager in the company’s Plant, Body and Plastics Engineering divisions; Hyundai as Senior Manager of Paint; Volkswagen as Senior Manager of Paint Engineering; and Tesla Motors as Director of Manufacturing, where he oversaw the company’s Paint, Plastics, and Coatings divisions, as well as general assembly, body, high pressure die cast and special projects. Mr. Schmidt has served as a Senior Automotive Consultant for the North American Fiat Chrysler Automotive Plants from July 2017 to July 2019. In that role, Mr. Schmidt provided training to manufacturing teams and worked to improve the Fiat Chrysler Automotive Plants’ quality, productivity and cost.
Thomas V. Canepa.   Mr. Canepa has served as our General Counsel and Corporate Secretary since October 2020. Mr. Canepa served as the Legacy Lordstown’s (defined below) General Counsel and Corporate Secretary from October 2019 until October 2020, and represented it and Mr. Burns during the start-up and negotiations with GM (defined below) and Workhorse Group. Mr. Canepa has over 30 years of experience in corporate and entity formation, corporate and real estate transactions, start-up ventures, finance, joint ventures, mergers, acquisitions and client divestitures. Mr. Canepa has served as counsel to numerous clients in the fields of real estate, intellectual property and technology development, healthcare, sports, media and entertainment, energy, environment, transportation, and agriculture. Mr. Canepa served as counsel to several of Mr. Burns’ prior companies. Previously, Mr. Canepa served as General Counsel of Pitchfork Media, which was acquired by Conde Nast.

Other Executive Officers
The names of our other executive officers (that are not NEOs), their ages, their positions with Lordstown and other biographical information as of July 1, 2021, are set forth below.
Name	Age	Position
Executive Officers
Angela Strand	52	Executive Chair of the Board
Rebecca A. Roof	65	Interim Chief Financial Officer
Shane Brown	50	Chief Production Officer
Chuan D. (John) Vo	48	Vice President of Propulsion
Darren Post	61	Vice President of Engineering
Jane Ritson-Parsons	58	Chief Operating Officer
Angela Strand.   Ms. Strand has served as our director since October 2020 and Executive Chair since June 2021. Ms. Strand served as our lead independent director from April 2021 to June 2021. Ms. Strand has also served as a director of Nuvve Holdings Corp. (NASDAQ: NVVE) since March 2021. Ms. Strand serves as the chairperson of the compensation committee and as a member of the nominating and corporate governance committee of Nuvve Holdings Corp. From March 2016 to March 2020, Ms. Strand served as a director of Integrity Applications (“Integrity”). During her time at Integrity, Ms. Strand served as Vice Chairperson of the board of directors, as chairperson of the nominating and corporate governance and compensation committees and as a member of the audit committee. Ms. Strand was a founder and senior executive of Chanje, a joint venture between Smith Electric Vehicles and FDG Electric Vehicles Ltd. (HK: 729HK) from 2016 to 2017, and a founder of In-Charge, an electric vehicle infrastructure solutions provider. Ms. Strand is also a named inventor with seven issued patents. From 2017 to 2018, Ms. Strand served as Vice President of Workhorse Group Inc.; from 2011 to 2015, Ms. Strand served as the chief marketing officer and head of business development and government affairs for Smith Electric Vehicles. Ms. Strand has also served in various executive roles at medical device, biotech and digital health firms including Proteus Digital Health (acquired by Otsuka Pharmaceutical); Aerogen (acquired by Nektar Therapeutics, NASDAQ: NKTR), Novacept (acquired by Cytyc, NASDAQ: CYTC, now NASDAQ: HOLX) and FemRx (acquired by Johnson & Johnson, NYSE: JNJ). Currently, Ms. Strand is an advisor for various companies and serves as the Founder/Managing Director of Strand Strategy. She is well qualified to serve as a director due to her board experience and her experience in the electric vehicle industry.
Rebecca A. Roof.   Ms. Roof has served as our Interim Chief Financial Officer since June 2021. Ms. Roof has been a Managing Director of AlixPartners LLP, a global consulting firm, since 2000. She has previously served as Interim Chief Financial Officer of the Eastman Kodak Company, Hudson’s Bay Company, Aceto Corp., Anchor Glass Corporation, and several other privately held entities. Ms. Roof also served as Interim Global Controller of LyondellBasell Industries, the third-largest chemical company globally. In addition, Ms. Roof currently serves on the advisory boards of Texas Wall Street Women and Peach Outreach and is a member of the United Way Women’s Initiative in Houston.
Shane Brown.   Mr. Brown has served as our Chief Production Officer since November 2020 and previously served as the Director of Paint Operations at Legacy Lordstown since November 2019. Prior to joining the Company, Mr. Brown was Production Superintendent at New Flyer of America, Inc. from March 2018 until November 2019 and Paint Shop Engineering Section Manager at Kia Motors from June 2014 to November 2017. Mr. Brown has 28 years of experience in manufacturing in many different automotive sectors. His work history includes production, engineering, and management roles and he has been involved in many plant startups during his career, including green-field ventures at Hyundai in Montgomery, Alabama and Volkswagen in Chattanooga, Tennessee. He has led numerous production model launches with many production models achieving the highest quality ratings.
John Vo.   Mr. Vo has served as our Vice President of Propulsion since October 2020 and is responsible for leading all battery and drive unit operations. Mr. Vo served as Legacy Lordstown’s Director of Propulsion from February 2020 until October 2020. Prior to joining the Company, Mr. Vo served as COO of Aikar Technology from January 2019 to February 2020 and CEO of Portable Power Innovations from August 2017 to December 2018. As one of the first employees of Tesla, Mr. Vo served as Director of Engineering and ultimately as Tesla’s Head of Global Manufacturing from 2011 to 2017. Mr. Vo has extensive experience in the semiconductor and aerospace industries, holding positions at Honeywell Aerospace, MiaSole and Cypress Semiconductors.
Darren Post.   Mr. Post has served as our Vice President of Engineering since October 2020. Mr. Post served as Legacy Lordstown’s Chief Engineer from November 2019 until October 2020. Prior to joining the Company, Mr. Post was Chief Engineer and Vice President Engineering at Karma Automotive, a start-up OEM that designs and produces plug-in range-extended EV luxury cars, from January 2016 to November 2019, where he launched two range extended electric vehicle luxury cars successfully into the U.S. marketplace. Prior to Karma Automotive, he was Chief Executive Officer and Executive Vice President Product Development for ALTe Technologies, an electric vehicle powertrain start-up company focused on battery EV and hybrid powertrains for commercial and fleet vehicles, and buses for the U.S. and Chinese markets. Mr. Post also worked 32 years at GM and Delphi Automotive in product development, manufacturing and program management leadership positions. While at GM, Mr. Post led five major new vehicle programs from concept to launch and into production.
Jane Ritson-Parsons.   Ms. Ritson-Parsons has served as our Chief Interim Brand Officer since April 2021 and as our Chief Operating Officer since June 2021. Prior to joining the Company, Ms. Ritson-Parsons served as Group Executive, Global Brand Marketing at Hasbro Inc. from 2008 to 2018. Prior to that, she served in various capacities at Hasbro Inc. from 1993 to 2008. She also served as President, Licensing at HIT Entertainment plc from 1989 to 1993. Ms. Ritson-Parsons currently serves as a director of Flat River Group.

EXECUTIVE COMPENSATION
Company Background Information
Lordstown Motors Corp., originally known as DiamondPeak Holdings Corp. (“DiamondPeak”), was incorporated in Delaware on November 13, 2018 as a blank check company for the purpose of effecting a business combination and completed its initial public offering in March 2019 (the “Initial Public Offering”). On October 23, 2020 (the “Closing Date”), DiamondPeak consummated the merger pursuant to the Agreement and Plan of Merger, dated as of August 1, 2020 (the “Business Combination Agreement”), by and among DiamondPeak, DPL Merger Sub Corp. (“Merger Sub”) and Lordstown Motors Corp. (“Legacy Lordstown” and now known as Lordstown EV Corporation), pursuant to which Merger Sub merged with and into Legacy Lordstown, with Legacy Lordstown surviving the merger as a wholly-owned subsidiary of DiamondPeak (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), DiamondPeak changed its name to Lordstown Motors Corp. Prior to the consummation of the Business Combination, the Common Stock, the Public Warrants (defined below) and the DiamondPeak units, each consisting of one share of Common Stock and one-third of a Public Warrant (the “Units”), were quoted on the NASDAQ Stock Market under the symbols “DPHC,” “DPHCW” and “DPHCU,” respectively. Upon the effective time of the Merger (the “Effective Time”), the Units automatically separated into the component securities and, as a result, no longer trade as a separate security.
The Business Combination has been accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles (“GAAP”). Under this method of accounting, DiamondPeak was treated as the “acquired” company for financial reporting purposes. Operations prior to the Business Combination are those of Legacy Lordstown and the historical financial statements of Legacy Lordstown became the historical financial statements of the combined company, upon the consummation of the Business Combination.
Pursuant to the Business Combination Agreement, at the Effective Time:
•
Each share of common stock, par value $0.0001 per share, of Legacy Lordstown (“Legacy Lordstown common stock”) issued and outstanding at the Effective Time converted into 55.8817 shares of our Common Stock (the “Exchange Ratio”).

•
Each outstanding share of Class B common stock, $0.0001 par value, of DiamondPeak (the “Class B common stock”) converted into one share of Common Stock, resulting in an issuance of 7,000,000 shares of Common Stock in the aggregate.

•
Each convertible promissory note issued by Legacy Lordstown evidencing indebtedness of an aggregate of $40.0 million plus accrued interest (the “Convertible Promissory Notes”) automatically converted, in accordance with the terms thereof, into shares of Common Stock at a price of $10.00 per share, resulting in an issuance of 4,031,830 shares of Common Stock in the aggregate.

•
Each stock option to purchase Legacy Lordstown common stock (each, a “Legacy Lordstown Option”) that was outstanding immediately prior to the Effective Time automatically converted into an option (each, an “Exchanged Option”), which continued to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable immediately prior to the Effective Time.

This section provides an overview of our executive compensation programs, which reflect pre-Business Combination Legacy Lordstown programs and changes made in recognition of our public company status and growth trajectory following the Business Combination, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
Our compensation and benefits programs for 2020 were designed to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving common goals as a start-up company and through our rapid growth following the Business Combination. In 2021, we expect to continue to develop an executive compensation program that is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward individuals who contribute to our long-term success. Decisions on the executive compensation program are made by the Compensation Committee.
We believe our compensation program should promote our success and align executive incentives with the long-term interests of our stockholders. Our 2020 compensation programs reflected our startup origins and consisted primarily of base salary and stock option awards. As our needs evolve, we intend to continue to evaluate our philosophy and modify our compensation and benefits programs as necessary to continue to achieve our goals.
Our Board determined the compensation for the NEOs reported below.
Summary Compensation Table
The following table sets forth information concerning the compensation of the Named Executive Officers for the year ended December 31, 2020 and, in the case of Mr. Burns, for the period from April 30, 2019 to December 31, 2019.
NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	STOCK AWARDS	OPTION AWARDS(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION	PENSION VALUE AND NQDC EARNINGS	ALL OTHER COMPENSATION	TOTAL
Stephen S. Burns Former Chief Executive Officer	2020	$269,266	—	—	—	—	—	—	$269,266
	2019	$99,113	—	—	—	—	—	—	$99,113
Phil Richard Schmidt President	2020	$324,265	—	—	88,040	—	—	—	$412,305
Thomas V. Canepa General Counsel & Corporate Secretary	2020	$292,345	—	—	88,040	—	—	—	$380,385

(1)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each Named Executive Officer, computed in accordance with FASB ASC Topic 718.

Narrative Disclosure to Summary Compensation Table
For 2020, the compensation program for the Named Executive Officers consisted of base salary and long-term incentive compensation delivered in the form of stock option awards.
Base Salary
Base salary of $250,000 for each of the NEOs was determined at the time they entered into their employment agreements. Salaries were set at a level commensurate with the NEO’s duties and authorities, contributions, prior experience and sustained performance, and also accounted for the fact that as a start-up with limited funds, a significant portion of total compensation would initially be in the form of stock options for NEOs, other than Mr. Burns. In August 2020 and September 2020, respectively, each of Mr. Schmidt’s and Mr. Canepa’s salary was increased to $350,000. On December 31, 2020, the Compensation Committee approved a further increase of Mr. Schmidt’s and Mr. Canepa’s salary to $400,000 and an increase in Mr. Burns’ salary to $500,000.
Cash Bonus
There were no arrangements with the NEOs providing for annual cash bonus awards, and none of the NEOs received cash bonuses in 2020.
Stock Option Awards
Legacy Lordstown Options were granted to the NEOs (other than Mr. Burns) under the Lordstown Motors Corp. 2019 Incentive Compensation Plan (the “2019 Plan”). Each Legacy Lordstown Option from the 2019 Plan that was outstanding immediately prior to the Business Combination, whether vested or unvested, was converted into an option under the 2020 Plan (defined below) to purchase a number of shares of Common Stock, each such option, an Exchanged Option, equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Legacy Lordstown common stock subject to such Legacy Lordstown Option immediately prior to the Business Combination and (ii) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Legacy Lordstown Option immediately prior to the consummation of the Business Combination, divided by (B) the Exchange Ratio. At the Company’s special meeting of stockholders held on October 22, 2020, the stockholders approved the 2020 Stock Incentive Plan (the “2020 Plan”). The aggregate number of additional shares authorized for issuance under the 2020 plan is 13 million. The 2020 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, and performance units and performance shares intended to attract, retain, incentivize and reward employees, directors or consultants.
In 2020, Mr. Burns did not receive an option award due to his significant equity ownership as founder of Legacy Lordstown. In February 2020, each of Messrs. Schmidt and Canepa were granted Legacy Lordstown Options under the 2019 Plan that were exchanged for Exchanged Options for 81,386 shares of Common Stock and vest as follows: 34% vested upon grant, 33% vested on November 1, 2020 and 33% will vest on November 1, 2021, and such options will also vest in full upon a change in control.
Each Exchanged Option continues to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding Legacy Lordstown Option immediately prior to the Effective Time. The conditions and terms agreed to in consideration of an option award include non-competition and non-solicitation covenants that last until the second anniversary of the date the NEO no longer owns any options or shares.
Lordstown 2019 Incentive Compensation Plan
The 2019 Plan, which was approved by Legacy Lordstown’s board of directors on September 1, 2019 and amended on February 14, 2020, and any equity-based awards granted thereunder, were administered by Legacy Lordstown’s board of directors.
The 2019 Plan provided for the grant of incentive stock options, which qualify for favorable tax treatment to recipients under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options. Such awards could be granted to Legacy Lordstown’s employees, directors and consultants. Options under the 2019 Plan were granted at a price not less than the fair market value on the date of grant and generally become exercisable between the date of grant and two years after the date of grant. Options generally expire 10 years from the date of grant. The board of directors had the power to amend, suspend or terminate the 2019 Plan at any time. No new awards will be granted under the 2019 Plan.
Benefits and Perquisites
The Named Executive Officers have been provided benefits on the same basis as all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short- and long-term disability insurance; a health savings account; and a tax- qualified Section 40l(k) plan for which only a safe harbor matching contribution is provided. We do not maintain any executive-specific benefit or perquisite programs.
Agreements with the Company’s Named Executive Officers and Potential Payments upon Termination or Change of Control
Legacy Lordstown entered into employment agreements with each of the Company’s Named Executive Officers. Details of the employment agreements are outlined below.
Agreement with Stephen S. Burns
On November 1, 2019, Mr. Burns entered into an employment agreement with Legacy Lordstown to serve as Chief Executive Officer. Pursuant to the employment agreement, Mr. Burns’ base salary was set at $250,000. Under Mr. Burns’ employment agreement, if his employment is terminated by us without “cause”

or by Mr. Burns for “good reason” during the period commencing on or after the date that we enter into a definitive agreement that results in a change of control (provided that the change of control actually occurs) and ending on the date which is 12 months following the change of control, Mr. Burns is entitled to receive, subject to his execution and non-revocation of a general release of claims, an amount equal to 12 months of base salary, any actual bonus earned but unpaid as of the date of termination, a prorated target bonus for the year of termination, accelerated vesting of all outstanding and unvested equity awards and 12 months of continued health insurance coverage. If Mr. Burns’ employment is terminated by us other than for cause in the absence of a change in control, he will receive, subject to his execution and non- revocation of a general release of claims, his base salary for a period of six months. Pursuant to his employment agreement, Mr. Burns is also subject to certain restrictive covenants, including (i) perpetual confidentiality and non-disparagement covenants, (ii) an assignment of inventions covenant and (iii) non- competition and customer and employee non-solicitation covenants during and for the two-year period following any termination of employment.
In connection with Mr. Burns’ resignation, effective June 13, 2021, the Company and Mr. Burns entered into a Separation and Release Agreement. Mr. Burns’ Separation and Release Agreement provides for continued base salary payments for a period of 18 months in the aggregate amount of $750,000. The foregoing benefits were subject to Mr. Burns’ execution and non-revocation of a general release of claims in favor of the Company and remain subject to ongoing compliance with the restrictive covenants set forth in his employment agreement with the Company.
Agreement with Thomas V. Canepa
On October 1, 2019, Mr. Canepa entered into an employment agreement with Legacy Lordstown to serve as General Counsel, which agreement remains in effect as amended as described below. Mr. Canepa’s employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Mr. Canepa’s initial base salary was set at $250,000 per year. Under his employment agreement, Mr. Canepa received Legacy Lordstown Options pursuant to the 2019 Plan for 1% of outstanding Legacy Lordstown common stock on a fully diluted basis, and was entitled to receive additional Legacy Lordstown Options to enable him to maintain that percentage upon certain subsequent capital raises by us (the “Anti-Dilution Provision”). Mr. Canepa’s employment agreement also provided him the right to participate in any deferred cash bonus plan established by us to reflect the increase in the fair market value of Legacy Lordstown common stock between the date of the issuance of Mr. Canepa’s initial Legacy Lordstown Options and the date that any such additional Legacy Lordstown Options were granted to Mr. Canepa (the “Deferred Cash Bonus Provision”).
On July 31, 2020, in connection with the Business Combination, Mr. Canepa’s employment agreement was amended. Such amendment terminated the Anti-Dilution Provision and the Deferred Cash Bonus Provision on the day immediately preceding the date of the Business Combination, and provided that Mr. Canepa is not entitled to receive or be issued any stock options or deferred cash bonus awards pursuant to the Anti-Dilution Provision and the Deferred Cash Bonus Provision, respectively. Under Mr. Canepa’s employment agreement, if his employment is terminated by us without “cause” or by Mr. Canepa for “good reason” during the period commencing on or after the date that we enter into a definitive agreement that results in a change of control (provided that the change of control actually occurs) and ending on the date which is 12 months following the change of control, Mr. Canepa is entitled to receive, subject to his execution and non-revocation of a general release of claims, an amount equal to 12 months of base salary, any actual bonus earned but unpaid as of the date of termination, a prorated target bonus for the year of termination, accelerated vesting of all outstanding and unvested equity awards and 12 months of continued health insurance coverage. If Mr. Canepa’s employment is terminated by us other than for cause in the absence of a change in control, he will receive, subject to his execution and non-revocation of a general release of claims, his base salary for a period of six months. Pursuant to his employment agreement, Mr. Canepa is also subject to certain restrictive covenants, including (i) perpetual confidentiality and non-disparagement covenants, (ii) an assignment of inventions covenant and (iii) non-competition and customer and employee non-solicitation covenants during and for the two-year period following any termination of employment.
Agreement with Rich Schmidt
On October 1, 2019, Mr. Schmidt entered into an employment agreement with Legacy Lordstown to serve as Chief Production Officer, which agreement remains in effect as amended as described below.

Mr. Schmidt’s employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Mr. Schmidt’s initial base salary was set at $250,000 per year. Under his employment agreement, Mr. Schmidt received Legacy Lordstown Options pursuant to the 2019 Plan for 1% of outstanding Legacy Lordstown common stock on a fully diluted basis, and his agreement had an Anti-Dilution Provision and a Deferred Cash Bonus Provision.
On July 31, 2020, in connection with the Business Combination, Mr. Schmidt’s employment agreement was amended. Such amendment terminated the Anti-Dilution Provision and the Deferred Cash Bonus Provision on the day immediately preceding the date of the Business Combination, and provided that Mr. Schmidt is not entitled to receive or be issued any stock options or deferred cash bonus awards pursuant to the Anti-Dilution Provision and the Deferred Cash Bonus Provision, respectively.
Under Mr. Schmidt’s employment agreement, if his employment is terminated by us without “cause” or by Mr. Schmidt for “good reason” during the period commencing on or after the date that we enter into a definitive agreement that results in a change of control (provided that the change of control actually occurs) and ending on the date which is 12 months following the change of control, Mr. Schmidt is entitled to receive, subject to his execution and non-revocation of a general release of claims, an amount equal to 12 months of base salary, any actual bonus earned but unpaid as of the date of termination, a prorated target bonus for the year of termination, accelerated vesting of all outstanding and unvested equity awards and 12 months of continued health insurance coverage. If Mr. Schmidt’s employment is terminated by us other than for cause in the absence of a change in control, he will receive, subject to his execution and non-revocation of a general release of claims, his base salary for a period of six months. Pursuant to his employment agreement, Mr. Schmidt is also subject to certain restrictive covenants, including (i) perpetual confidentiality and non-disparagement covenants, (ii) an assignment of inventions covenant and (iii) non-competition and customer and employee non-solicitation covenants during and for the two-year period following any termination of employment.
On June 18, 2021, the Company entered into an amended and restated employment agreement with Mr. Schmidt reflecting his position as President (the “Amended Schmidt Agreement”). Also, pursuant to the Amended Schmidt Agreement, the Company granted Mr. Schmidt 500,000 performance-based stock options under the Company’s 2020 Equity Incentive Plan, which will vest on a monthly basis ending on the third anniversary of the grant date, subject to (1) Mr. Schmidt’s continued employment with the Company through such vesting date, and (2) the daily volume weighted average trading price of our Common Stock having exceeded $20 for at least 30 consecutive trading days between the grant date and the earlier of (A) the date Mr. Schmidt’s employment terminates and (B) the third anniversary of the grant date.
Retirement Benefits
The Company provides a tax-qualified Section 401(k) plan for all employees, including the NEOs. The Section 401(k) plan provides for safe harbor matching contributions for participants’ elective contributions to the 401(k) plan and for discretionary profit-sharing contributions to participants who satisfy the eligibility requirements under the Section 401(k) plan. The Company does not provide to employees, including its NEOs, any other retirement benefits, including, but not limited to, tax-qualified defined benefit plans, supplemental executive retirement plans and nonqualified defined contribution plans.
Outstanding Equity Awards at 2020 Year End
The following table presents information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2020.

	Option Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Stephen S. Burns	—	—	—	—	—
Phil Richard Schmidt	11/1/19(1)	470,254	232,449	$1.79	10/31/29
	2/14/20(1)	54,528	26,858	$1.79	2/13/30
Thomas V. Canepa	11/1/19(1)	470,254	232,449	$1.79	10/31/29
	2/14/20(1)	54,528	26,858	$1.79	2/13/30

(1)
34% of the options vested upon grant, 33% vested November 1, 2020 and 33% vest on November 1, 2021, subject to the NEO’s continued employment through such vesting date.

(2)
Each option originally covered shares of Legacy Lordstown common stock, and in connection with the Business Combination, was converted into an Exchanged Option on the same terms applicable to the option immediately prior to being converted, as described in more detail above under “Narrative Disclosure to Summary Compensation Table — Stock Option Awards.”

Equity Compensation
Our Board and stockholders approved our 2020 Plan and it became effective in October 2020. The 2020 Plan is designed to attract, retain, incentivize and reward employees, directors or consultants and align the interests of the 2020 Plan participants with those of our stockholders. No additional awards have been or will be granted under the 2019 Plan following the effective date of the 2020 Plan. The 2020 Plan has the following principal features:
•
Types of Awards.   The 2020 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights and performance units and performance shares that may be settled in cash, stock or other property. All of our directors, employees and consultants are eligible to receive awards under the 2020 Plan.

•
Shares Available for Awards.   Initially, the aggregate number of shares of Common Stock that may be issued under the 2020 Plan (the “Share Reserve”) will not exceed the sum of (i) 13,000,000 shares and (ii) the 5,373,359 shares underlying the Exchanged Options. Shares subject to awards under the 2020 Plan that expire or become unexercisable without having been exercised in full or are forfeited or repurchased due to failure to vest or be earned will be available for future grant under the 2020 Plan. Shares that are actually issued under the 2020 Plan, used to pay the exercise price of an award or used to satisfy tax withholding obligations will not become available for future grant under the 2020 Plan. In addition, shares repurchased with the proceeds from the exercise of any options may not be reissued under the 2020 Plan. To the extent an award under the 2020 Plan is paid in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the 2020 Plan. Any shares in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction will not reduce the number of shares available for issuance under the 2020 Plan.

•
Non-Employee Director Compensation Limit.   The maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such fiscal year for service on our Board, will not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes).

•
Performance Awards.   The 2020 Plan allows us to grant performance units and performance stock awards. The plan administrator can structure such awards so that stock, cash or other awards will be issued or paid pursuant to such award only after the achievement of certain performance goals during a designated performance period.

Director Compensation
In February 2020, in consideration of their service on the Legacy Lordstown board of directors, Ms. Reiss and Mr. Spencer were each granted Legacy Lordstown Options under the 2019 Plan that vest as follows: 20% of the outstanding stock options were vested upon grant, and 40% vest on each of February 14, 2021 and February 14, 2022. Such options were converted into 139,704 Exchanged Options at the Closing.
NAME	FEES EARNED OR PAIDIN CASH ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	ALL OTHER COMPENSATION	TOTAL
Jane Reiss	—	$150,880(2)	—	—	—	$150,880
Dale Spencer	—	$150,880(2)	—	—	—	$150,880

(1)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each director computed in accordance with FASB ASC Topic 718.

(2)
Represents 139,704 stock options, all of which were outstanding as of December 31, 2020.

Beginning in 2021, non-employee directors receive a combination of cash and equity compensation. The cash compensation consists of:
•
Annual Cash Retainer: $50,000

•
Lead Independent Director Annual Compensation: $27,500

•
Committee Chairperson Annual Cash Retainer:

•
Audit Committee: $15,000

•
Compensation Committee: $12,000

•
Nominating & Corporate Governance Committee: $10,000

•
Committee Member Annual Cash Retainer:

•
Audit Committee: $10,000

•
Compensation Committee: $6,500

•
Nominating & Corporate Governance Committee: $5,000

Directors also receive an annual grant of restricted stock units (“RSUs”) under the 2020 Plan having a value of $165,000 on the grant date based on the closing market price of the Common Stock on such date. The RSUs vest on the first anniversary of the grant date.
The annual grant was made on February 5, 2021 for 6,164 RSUs and on such date, the non-employee directors also received an initial grant of 6,164 RSUs (also based on a value of $165,000) in respect of their prior service on the Board. The initial RSU grant vests over a three-year period in equal installments on each anniversary of the grant date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review of Related Party Transactions
Our Board has adopted a written Related Person Transaction Policy that sets forth the following policies and procedures for the review and approval or ratification of Related Person Transactions. A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;

•
any person who is known by us to be the beneficial owner of more than 5% of our Common Stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Common Stock; or

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We are also implementing policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. In accordance with the charter for the Audit Committee of the Board, our Audit Committee reviews and approves any proposed Related Person Transactions.
In assessing a related party transaction brought before it for approval the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Audit Committee may then approve or disapprove the transaction in its discretion. Any related person transaction will be disclosed in the applicable SEC filing as required by the rules of the SEC.
Related Party Transactions
PIPE Investment
In connection with the entry into the Business Combination Agreement, we entered into Subscription Agreements, each dated as of August 1, 2020 (the “Subscription Agreements”), with certain investors (the “PIPE Investors”), including GM EV Holdings LLC (together with General Motors LLC and their respective affiliates, as applicable, “GM”), pursuant to which we sold an aggregate of 50 million shares of Common Stock to the PIPE Investors for aggregate consideration of $500 million (the “PIPE Investment” and, together with the Business Combination, the “Transactions”). The proceeds from the PIPE Investment provided us with additional capital.
The applicable purchase price under the Subscription Agreements was payable in cash with respect to each of the PIPE Investors except that the $75.0 million purchase price payable by GM consisted of certain in-kind consideration and a cash payment in an amount equal to the difference between the purchase price applicable GM and the value of such in-kind consideration. Other than the foregoing, the terms of the Subscription Agreement entered into with GM are substantially identical to the terms of other Subscription Agreements.
In exchange for the shares of Common Stock, GM provided approximately $23.2 million in permits associated with our factory located in Lordstown, Ohio (the “Lordstown Complex”), as well as settlement of the GM Deferred Purchase Price Obligation (as defined below), the approximately $5.9 million due to GM for reimbursable operating costs pursuant to the terms of the Operating Agreement, between GM and

Lordstown, dated November 7, 2019 (the “Operating Agreement”) and the outstanding amount of approximately $5.0 million drawn on the GM Convertible Note (as defined below) including accrued and unpaid interest, and the remaining contribution in cash. The financing provided under the GM Convertible Note was terminated.
The fund affiliated with our Anchor Investor (as defined below) purchased 1,000,000 shares of Common Stock for an aggregate purchase price of $10.0 million.
Pursuant to the Subscription Agreements, we filed with the SEC (at our sole cost and expense) a registration statement (the “Resale Registration Statement”) registering the resale of the shares of Common Stock issued thereunder, which became effective on December 4, 2020.
Registration Rights and Lock-up Agreements
Prior Registration Rights Agreement
Pursuant to a registration rights agreement entered into on February 27, 2019, the holders of Class B common stock and the private placement warrants issued to DiamondPeak’s sponsor, DiamondPeak Sponsor LLC (the “Sponsor”), and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively, the “Anchor Investor”) (including any such warrants transferred to the Sponsor’s or Anchor Investor’s affiliates, the “Private Placement Warrants”) (and any shares of Common Stock issuable upon conversion of the Class B common stock and exercise of such Private Placement Warrants) were entitled to registration rights requiring us to register such securities for resale. The holders of the majority of these securities were entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders had certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Closing and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We were to bear the expenses incurred in connection with the filing of any such registration statements.
Amended and Restated Registration Rights and Lock-up Agreement
Effective as of the Closing, we entered into the Registration Rights and Lock-up Agreement with the Sponsor, the Anchor Investor, GM, Mr. Burns, Workhorse Group and Brown Gibbons Lang & Company (“BGL”), pursuant to which we had certain obligations to file a registration statement registering the resale of the Common Stock (including shares issuable upon future exercise of the certain warrants) and the Private Placement Warrants held by the parties (the “Registrable Securities”). The Registration Rights and Lock-up Agreement amends, restates and replaces the registration rights agreement entered into on February 27, 2019 described above.
Pursuant to the Registration Rights and Lock-up Agreement, we filed the Resale Registration Statement. We are obligated to facilitate or participate in no more than two underwritten offerings for any holder of Registrable Securities (and no more than four underwritten offerings for all such holders in the aggregate), provided the reasonably expected aggregate gross proceeds from each such underwritten offering must be at least $75.0 million.
In addition, the Registration Rights and Lock-up Agreement also provides the holders of Registrable Securities with “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statements.
The Registration Rights and Lock-up Agreement provides that certain of our securities held by certain of the parties (including their permitted transferees) are locked-up as follows:
•
any shares of Common Stock held by the Sponsor will be locked-up until October 23, 2021, except that the Sponsor may transfer shares of Common Stock owned by it prior to such date if the volume weighted average share price of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for at least 20 out of 30 consecutive trading days and such 30 consecutive trading days fall after March 22, 2021;

•
any shares of Common Stock held by GM, Workhorse Group and BGL will be locked-up until April 23, 2021; and

•
any shares of Common Stock held by Mr. Burns will be locked-up until October 23, 2021, and 50% of such shares will remain locked-up until October 23, 2022.

In addition, Mr. Burns agreed not to transfer any shares of Common Stock held by him if, immediately following such transfer, the shares owned by him would be fewer than the number of shares that would be required to satisfy any outstanding indemnification claim made by us pursuant to the Business Combination Agreement.
The lock-up restrictions provided in the Registration Rights and Lock-up Agreement do not apply to the Anchor Investor, which remains subject to the lockup provisions set forth in the Subscription Agreements entered into by it in connection with its acquisition of the Class B common stock and Private Placement Warrants described below.
Indemnification Agreements
We entered into separate indemnification agreements with our directors and officers, in addition to the indemnification provided for in our Charter and Bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of our directors or officers or as a director or officer of any other company or enterprise to which the person provides services at our request. We believe that these Charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
DiamondPeak Related Party Transactions
Founder Shares of DiamondPeak Class B Common Stock
In November 2018, the Sponsor acquired 7,187,500 shares of Class B common stock for an aggregate purchase price of $25,000. Prior to the initial investment by the Sponsor, we had no assets, tangible or intangible. In February 2019, the Sponsor forfeited 812,500 shares of Class B common stock and the Anchor Investor purchased 812,500 shares of Class B common stock for an aggregate purchase price of approximately $3,000, or approximately $0.003 per share. As a result of the underwriters’ election to partially exercise their over-allotment option in connection with the Initial Public Offering, 187,500 shares of Class B common stock were forfeited.
Each of Judith A. Hannaway, Steven R. Hash and Andrew C. Richardson, who served as our independent directors prior to the Closing, received upon completion of the Business Combination 88,357 shares of Class B common stock from the Sponsor, which shares converted into 88,357 shares of Common Stock.
The shares of Class B common stock were identical to the shares of Common Stock, except that the shares of Class B common stock automatically converted into shares of Common Stock at the Closing and were subject to certain transfer restrictions.
The Anchor Investor’s agreement under its Subscription Agreements remains in effect, pursuant to which the Anchor Investor agreed that its shares of Common Stock are not transferable or assignable (i) until the earlier of: (A) October 23, 2021 or (B) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property or (ii) until the volume weighted average share price of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for at least 20 out of 30 consecutive trading days and such 30 consecutive trading days fall after March 22, 2021.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Sponsor and the Anchor Investor purchased an aggregate of 4,666,667 Private Placement Warrants at a price of $1.50 per Warrant, for an aggregate purchase price of $7.0 million. On March 18, 2019, in connection with the underwriters’ election to partially exercise their over-allotment option, we sold an additional 400,000 Private Placement Warrants to the Sponsor and the Anchor Investor, at a price of $1.50 per Warrant, generating additional gross proceeds of $600,000. Among the Private Placement Warrants, 4,460,000 Warrants were purchased by the Sponsor and 606,667 Warrants were purchased by the Anchor Investor. Each Private Placement Warrant entitles the holder to purchase one share of our Common Stock at $11.50 per share.
The Private Placement Warrants are exercisable on a cashless basis and are non-redeemable for cash so long as they are held by the Sponsor, Anchor Investor or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor, Anchor Investor or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by such holders on the same basis as were the Public Warrants.
Related Party Loans Related to Initial Public Offering
The Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses related to the Initial Public Offering. This loan was non-interest bearing and unsecured and was payable on the earlier of March 31, 2019 or the completion of the Initial Public Offering. The borrowings outstanding under such loan of $223,470 were repaid upon the consummation of the Initial Public Offering on March 4, 2019.
Administrative Support Agreement
Pursuant to the Administrative Support Agreement, we agreed to pay our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support until the agreement terminated at completion of the Business Combination. For the year ended December 31, 2019, we incurred $100,000 in fees for these services. For the six months ended September 30, 2020 and 2019, we incurred $90,000 and $70,000, respectively, in fees for these services. As of September 30, 2020 and December 31, 2019, all such fees were paid and no such fees were included in accounts payable and accrued expenses in the accompanying condensed balance sheets.
Other Transactions and Relationships
Mr. Hamamoto, who previously served as Chairman and Chief Executive Officer of DiamondPeak until October 23, 2020, and is one of our directors, purchased $10.0 million of Units in the Initial Public Offering.
The Anchor Investor purchased $32.5 million of Units in the Initial Public Offering and agreed that if it did not own 3,250,000 shares of Common Stock at the time of any stockholder vote with respect to an initial business combination or the business day immediately prior to the consummation of our initial business combination, it would transfer to the Sponsor a portion of the 812,500 shares of Class B common stock it purchased prior to the Initial Public Offering on a pro rata basis, provided that the Anchor Investor’s remaining number of shares of Class B common stock would not be less than 203,125. No such shares were transferred by the Anchor Investor.
Legacy Lordstown’s Relationships and Related Party Transactions
Stockholder Support Agreements
In connection with the execution of the Business Combination Agreement, Legacy Lordstown stockholders holding approximately 95% of the Legacy Lordstown common stock issued and outstanding as of such date, including Mr. Burns and other Legacy Lordstown directors and executive officers, entered into separate Support Agreements and provided written consents, each dated August 1, 2020, pursuant to which each of such stockholders agreed, among other things, to (i) vote all of the shares of Legacy Lordstown common stock held by them to adopt the Business Combination Agreement and approve any other matters necessary for the Closing; (ii) subject to certain exceptions, refrain from transferring any of the shares of Legacy Lordstown common stock held by them before the Closing; and (iii) waive any appraisal rights and rights to dissent (including under Section 262 of the DGCL) with respect to the Business Combination.

GM Agreements
On November 7, 2019, we entered into an Asset Transfer Agreement, Operating Agreement and Mortgage Agreement (collectively, the “GM Property Agreements”) with GM providing for our acquisition and the continued operation of the Lordstown Complex. The purchase price for the property was $20.0 million, plus interest accruing beginning on February 1, 2020 at a rate of 7.0% per year (the “GM Deferred Purchase Price Obligation”). The terms of the Operating Agreement provided that all expenses associated with the real property were to be paid by GM from November 2019 through February 2020 and subsequently reimbursed by us. We satisfied the GM Deferred Purchase Price Obligation and the expenses owed under the Operating Agreement in exchange for equity pursuant to the GM Subscription Agreement at the Closing.
On May 28, 2020, we executed a convertible promissory note in favor of GM that provided additional financing to us of up to $10.0 million (the “GM Convertible Note”). We satisfied all amounts outstanding under the GM Convertible Note in exchange for equity pursuant to the GM Subscription Agreement at the Closing.
On August 1, 2020, we entered into the GM Subscription Agreement as part of the PIPE Investment pursuant to which GM purchased, at the Closing, 7,500,000 shares of Common Stock in exchange for an in-kind and cash subscription price of an aggregate of $75.0 million. In exchange for the shares of Common Stock, GM provided approximately $24.7 million in permits associated with the Lordstown Complex, as well as settlement of the GM Deferred Purchase Price Obligation, the approximately $5.9 million due to GM for reimbursable operating costs under the Operating Agreement and the outstanding amount of approximately $5.0 million drawn on the GM Convertible Note including accrued and unpaid interest, and the remaining contribution in cash. The financing provided under the GM Convertible Note was terminated.
Also on August 1, 2020, we entered into the Omnibus Agreement pursuant to which the parties agreed upon the treatment of certain arrangements between GM and us during the pendency of the Business Combination and upon the Closing. Pursuant to the Omnibus Agreement, GM’s repurchase option with respect to the Lordstown Complex terminated at Closing. GM also agreed to terminate various investment-related rights upon the Closing.
In August 2020, we entered into an emissions credit agreement with GM pursuant to which, and subject to the terms of which, during the first three annual production/model years wherein we produce vehicles at least ten months out of the production/model year, the counterparty will have the option to purchase such emissions credits as well as emissions credits from any other U.S. state, country or jurisdiction generated by vehicles produced by us not otherwise required by us to comply with emissions laws and regulations at a purchase price equal to 75% of the fair market value of such credits. While we expect that our first three annual production/model years for the purpose of this agreement will be 2022, 2023 and 2024, it is possible that this agreement could extend beyond these model years if we do not achieve ten or more months of production during those annual production/model years.
On April 3, 2020, we entered into an agreement under which GM provides us with access to certain non-customer-facing GM parts, including airbags, steering columns and steering wheels. This agreement was renewed for a term commencing on January 1, 2021 and ending on December 31, 2023.
Workhorse Group Agreement
On November 7, 2019, the Company entered into a transaction with Workhorse Group, for the purpose of obtaining the use of certain intellectual property. In connection with granting this license, Workhorse Group received 10% of the outstanding Legacy Lordstown common stock and was entitled to royalties of 1% of the gross sales price of the first 200,000 vehicle sales. In November 2020, we pre-paid a royalty payment to Workhorse Group in the amount of $4.75 million. The upfront royalty payment represents an advance on royalties due on 1% of the gross sales price of the first 200,000 vehicles sold, but only to the extent that the aggregate amount of such royalty fees exceeds the amount paid upfront.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Based solely on review of the copies of such forms filed electronically with the SEC, or written representations from such persons that no additional reports were required, we believe that all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except that a Form 4 filed by Mr. Schmidt was late in reporting sales of Common Stock during one trading day and a Form 4 filed by Mr. Vo was late in reporting sales of Common Stock over three consecutive trading days, in each case, due to an administrative error.
OWNERSHIP OF SECURITIES
The following table sets forth information known by us regarding the beneficial ownership of the Common Stock as of June 13, 2021, by:
•
each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•
each of our current Named Executive Officers and directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and Warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 176,606,440 shares of Common Stock issued and outstanding as of July 1, 2021. Unless otherwise noted, the address for each beneficial owner listed below is c/o Lordstown Motors Corp., 2300 Hallock Young Road, Lordstown, Ohio 44481.
	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned	Percent of Class A Common Stock Outstanding
Directors and Named Executive Officers
Keith Feldman(1)	234,645	*
Michael Gates	10,101	*
David T. Hamamoto(2)	4,229,135	2.37%
Mick Kowitz	10,060	*
Jane Reiss(3)	83,822	*
Martin J. Rucidlo	12,535	*
Dale Spencer(3)	83,822	*
Angela Strand	—	*
Stephen S. Burns(4)	46,351,745	26.25%
Thomas V. Canepa(5)	538,752	*
Phil Richard Schmidt(6)	334,148	*
All Current Directors and Executive Officers, as a group (16 individuals)(7)	5,676,660	3.16%
Five Percent Holders
Workhorse Group Inc.(8)	16,478,402	9.33%
FMR LLC(9)	10,433,286	5.91%

*
Represents beneficial ownership of less than 1%.

(1)
Includes 91,613 shares of Common Stock underlying Private Placement Warrants.

(2)
Includes 76,119 shares of Class A common stock held by David T. Hamamoto directly, 800,913 shares of Common Stock and 608,799 shares of Common Stock underlying Private Placement Warrants held by DiamondHead Partners LLC (“DiamondHead Partners”), and 1,525,707 shares of Common Stock and 1,217,597 shares of Common Stock underlying Private Placement Warrants held by the David T. Hamamoto GRAT 2019 — SPAC (the “GRAT”), which is a grantor-retained annuity trust. Mr. Hamamoto is the sole managing member of DiamondHead Partners and the trustee and sole annuitant of the GRAT.

(3)
Reflects shares of Common Stock underlying options that are exercisable within 60 days.

(4)
Stephen S. Burns, our former Chairman of the Board and former Chief Executive Officer, beneficially owns 46,351,745 shares of Common Stock. 13,906,553 shares are held in a grantor-retained annuity trust of which Mr. Burns is trustee and sole annuitant.

(5)
Includes 524,782 shares of Common Stock underlying options that are exercisable within 60 days.

(6)
Includes 324,782 shares of Common Stock underlying options that are exercisable within 60 days.

(7)
Includes 1,156,131 shares of Common Stock underlying options that are exercisable within 60 days and 1,918,009 shares of Common Stock underlying Warrants.

(8)
The principal business address of Workhorse Group is 100 Commerce Drive, Loveland, Ohio 45140.

(9)
Information is from a Schedule 13G filed on February 8, 2021. Fidelity Management & Research Company carries out the voting of the reported shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. FMR LLC is managed by direct or indirect subsidiaries of FMR LLC (collectively, “Fidelity”). Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. FMR LLC is an affiliate of registered broker-dealers. The primary business address of these entities is 245 Summer Street, Boston, Massachusetts 02210.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board in, fulfilling its responsibilities for oversight of:
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The integrity of Lordstown’s financial statements;

•
Lordstown’s compliance with legal and regulatory requirements;

•
The independent auditor’s qualifications, independence and performance;

•
Lordstown’s internal accounting and financial controls;

•
Lordstown’s treasury and finance matters; and

•
Lordstown’s risk management and assessment pertaining to, amongst other matters, the financial, operational, accounting and tax matters of Lordstown, including data privacy and security.

Lordstown’s management is responsible for the preparation, presentation and integrity of Lordstown’s financial statements and for the effectiveness of internal control over financial reporting. Lordstown’s management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit of Lordstown’s annual financial statements, reviews of Lordstown’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management’s assessment of the effectiveness of internal control over financial reporting (to the extent such requirement is applicable), and other procedures. It is the responsibility of the Audit Committee to oversee these activities.
The Audit Committee has:
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Reviewed and discussed the audited financial statements with Lordstown management and with KPMG, Lordstown’s independent registered public accounting firm;

•
Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•
Received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG their independence.

Based upon these discussions and review, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lordstown’s Annual Report on Form 10-K, and the amendment thereto, for the fiscal year ended December 31, 2020 for filing with the SEC.
Members of the Audit Committee:
Keith Feldman (Chair)
Jane Reiss
Martin J. Rucidlo

OTHER MATTERS
Lordstown knows of no other matters to be submitted at the 2021 Annual Meeting. If any other matters properly come before the 2021 Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.
A copy of Lordstown’s Annual Report on Form 10-K for the year ended December 31, 2020, may be viewed and downloaded from: https://investor.lordstownmotors.com/static-files/fa57db07-5632-4a31-8a38-ad9106a78c8a, and Amendment No. 1 to such Annual Report on Form 10-K/A can be viewed and downloaded from: https://investor.lordstownmotors.com/static-files/1298b223-bff5-486f-a4ee-f55c5957ebef.
Upon request, the Company will provide by mail, to each stockholder of record on the Record Date, without charge, a copy of this proxy statement and the Company’s Annual Report on Form 10-K, and the amendment thereto, for the fiscal year ended December 31, 2020. Written requests for this information can be directed to Alliance Advisors via email by writing to requests@viewproxy.com or via mail addressed to Alliance Advisors 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003, Attention: Alyson Osenenko.
THE BOARD OF DIRECTORS
Lordstown, Ohio
July 8, 2021

ttLordstown Motors Corp. Annual Meeting of StockholdersAugust 19, 2021 at 12:00pm ETThis Proxy is solicited on behalf of the Board of Directors of Lordstown Motors Corp.The Stockholder(s) hereby appoint(s) Angela Strand, Thomas V. Canepa, and Jane Ritson-Parsons, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Lordstown Motors Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00pm ET on August 19, 2021 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/lordstownmotors/2021 by 11:59 PM ET on August 18, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “General Information About the Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available athttp://www.viewproxy.com/lordstownmotors/2021

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR each of the following nominees for director:

1. To elect the two (2) Class I directors named below to hold office until the 2024 Annual Meeting of Stockholders

Nominees:

01 Jane Reiss

02 Dale Spencer

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)**

Instructions: To withhold authority to vote for any individual nominee, mark "For All Except" above and write the number(s) of the nominee(s) on the line below.

____

☐ Change of Address — Please print new address below

____

____

The Board of Directors recommends you vote FOR Proposal 2.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

____

Signature of Stockholder: Date

____

Signature of Stockholder: Date

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

VIRTUAL CONTROL NUMBER

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VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

INTERNET

Vote Your Shares on the Internet: Go to http://www.FCRvote.com/RIDE

TELEPHONE

Vote Your Shares by Phone:

Call 1 (866) 402-3905

MAIL

Vote Your Proxy by Mail:

DO NOT PRINT IN THIS AREA(Stockholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of LORDSTOWN MOTORS CORP., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM ET on August 18, 2021.As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com//lordstownmotors/2021 using your Virtual Control Number below. Your registration must be received by 11:59 PM ET on August 18, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled “General Information About the Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit Virtual Control Number ready when voting by Internet or telephoneINTERNETVote telephoneINTERNETVote Your Shares on the Internet: Go tohttp://www.FCRvote.com/RIDEHave your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONEVote Your Shares by Phone:Call 1 (866) 402-3905Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.